Income Taxes (Details 3) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Deferred tax assets:
Net operating loss carryforwards	$ 23,514	$ 7,256
Accruals and reserves	12	19
Intangibles		219
Stock Compensation	1,353	738
Total deferred tax assets	24,879	8,232
Deferred tax liabilities:
Intangibles	(161)
Fixed assets	(581)	(216)
Total deferred tax liabilities	(742)	(216)
Net deferred tax assets	24,137	8,016
Valuation Allowance	(24,137)	(8,016)
Ending Balance